UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2021

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Penns Trail

Newtown, PA 18940

(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive

Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ONTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

EXPLANATORY NOTE

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filing by Onconova Therapeutics, Inc. (the “Company”) with the Securities and Exchange Commission on August 4, 2021 (the “Original Report”). Amendment No. 1 is being filed to amend the Company’s disclosures under Item 5.02 of the Original Report to include correct information regarding the vesting of the Options (as defined below).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2021, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Company approved (i) stock option awards to purchase the Company’s common stock (the “Options”) and (ii) restricted stock unit awards covering the shares of the Company’s common stock (the “RSUs” and, together with the Options, the “Equity Awards”) for the Company’s employees, including each of the Company’s named executive officers, pursuant to the Onconova Therapeutics, Inc. 2021 Incentive Compensation Plan (the “2021 Plan”). In determining the number of shares subject to each named executive officer’s Equity Awards, the Compensation Committee considered recommendations from Radford, the Company’s independent compensation consultant. To support its recommendations, Radford utilized data from the Company’s peer group and competitive market survey data.

The Compensation Committee awarded the following Equity Awards to the Company’s named executive officers:

Executive Officer	Position	Number of Shares underlying the Options	Number of Shares subject to the RSUs
Steven M Fruchtman, M.D.	President and Chief Executive Officer	113,000	37,700

Mark Guerin	Chief Financial Officer	42,750	14,250

The Options will vest over three years, one-third on the first anniversary of the date of grant and thereafter in 24 equal monthly installments over the following two years, subject to the named executive officer’s continued employment or service through the applicable vesting dates and are in all cases subject to the terms and conditions of the Company’s form of nonqualified stock option award agreement and the 2021 Plan.

The RSUs will vest 33% on the first anniversary of the date of grant, 33% on the second anniversary of the date of grant, and 34% on the third anniversary of the date of grant, subject to the named executive officer’s continued employment or service through the applicable vesting dates and are in all cases subject to the terms and conditions of the Company’s form of restricted stock unit agreement and the 2021 Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2021	Onconova Therapeutics, Inc.

	By:	/s/ MARK GUERIN
Name: Mark Guerin
Title: Chief Financial Officer